AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE: N/A

2. AMENDMENT/MODIFICATION NO. 0007	3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (*If applicable*) N/A
6. ISSUED BY CODE N/A		7. ADMINISTERED BY (IF OTHER THAN ITEM 6) CODE N/A	

6. ISSUED BY:
U.S. DEPT. OF HEALTH & HUMAN SERVICES
OS/ASPR/BARDA
330 INDEPENDENCE AVE SW, ROOM G640
WASHINGTON, D.C. 20201

7. ADMINISTERED BY: See Block 6

8. NAME AND ADDRESS OF CONTRACTOR (*No., Street, County, State, and ZIP Code*)
EMERGENT BIODEFENSE OPERATIONS LANSING INC 330303
EMERGENT BIODEFENSE OPERATIONS LANS
3500 N MARTIN LUTHER KING JR BLVD # MI
LANSING 489062933

Tax ID Number: 38-3412788
DUNS Number: 026489018

CODE N/A | FACILITY CODE N/A

☐ 9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (*SEE ITEM 11*)

☒ 10A. MODIFICATION OF CONTRACT/ORDER NO.
HHSO100200700037C

10B. DATED (*SEE ITEM 13*) 9/25/2007

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15, and returning ____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (*If Required*)
n/a

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS.
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☐ A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (*Specify Authority*) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

☐ B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (*such as changes in paying office, appropriation date, etc.*) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103 (b).

☐ C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

☒ D. OTHER (*Specify type of modification and authority*)
FAR 1.602-1 Authority and Mutual Agreement of the Parties

E. IMPORTANT: Contractor ☐ is NOT ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is to 1) extend the period of performance of this Contract, as noted in section F.1. of the Contract, at no additional cost from September 24, 2010 to December 31, 2010; 2) extend the delivery dates for CLIN's 0008, 0009, 0010, 0011, and 0012, as noted in section B.4 of the Contract, to December 31, 2010, and 3) extend the dates for contract deliverables for associated Milestones, as noted in section F.3. of the Contract, to December 31, 2010.

All other items and conditions remain unchanged by reason of this modification.

Period of Performance: 09/25/2007 to 12/31/2010

15A. NAME AND TITLE OF SIGNER	16A. NAME AND TITLE OF CONTRACTING OFFICER (*Type or print*)
Daniel J. Abdun-Nabi,	Darrick A. Early, Contracting Officer